                          VAN ECK GLOBAL BALANCED FUND
                               1996 ANNUAL REPORT


Dear Fellow Shareholder:

While not surpassing 1995's exceptionally high returns, global equity markets produced strong gains in 1996, supported by low interest rates and moderate economic growth. After selling off sharply in the first quarter due to worries over stronger-than-expected growth, global bond markets rose modestly. The Global Balanced Fund recorded a 12.3% total return for the year ended December 31, 1996.

GLOBAL EQUITY MARKETS

Similar to 1995, most major world stock markets produced excellent returns in 1996. The Japanese market was the notable exception. While the impetus for higher global equity prices varied by market, continued favorable global monetary policy, along with moderate but controlled economic expansion, provided an attractive investment backdrop for global equities. For the year, global equities increased 14.0%, an impressive result considering the 15.4% decline in the Japanese market (in dollars). The U.S. market again performed well on the back of continued moderate economic growth, low inflation and good corporate earnings growth. European equities turned in very strong performances (up 21.6%) as investors focused on the benefits to continental interest rates from the more likely implementation of European Monetary Union (EMU). Unrealized expectations of a sharp rebound in economic and corporate earnings growth and a likely fiscal tightening for 1997 contributed to the poor investment results in Japanese equities. Asia Pacific and Latin American markets registered gains of 21%-22% on average, though performance within these regions was quite different on a country- and stock-specific basis.

U.S. equities gained 24.1% in 1996, benefiting from strong corporate profitability and the favorable supply/demand situation with respect to cash inflows into mutual funds and net corporate buybacks of shares. The market showed surprising resilience earlier in the year after a sharp sell-off in the bond market as signs of strengthening economic growth surfaced. As the year progressed, worries of an accelerating economy faded, producing a reversal in the bond market and underpinning equity valuations. In this moderate growth environment, we focused on secular growth themes, overweighting sectors such as technology, financials and drugs. The former two sectors were the best performing groups in the U.S., increasing 44.0% and 41.2%, respectively, in 1996.

Though economic expansion was weak in most Continental European countries, several factors combined to support the strong rally in European shares. A weak economy encouraged the German Bundesbank and neighboring central banks to lower short-term interest rates. In addition to bolstering bond prices, this development had a corresponding positive impact on equity values. Further, in response to declining inflation, central banks in the peripheral European countries, such as Sweden, Spain and Italy, lowered base rates significantly, while their governments addressed fiscal deficits in order to qualify for EMU. This resulted in a sharp convergence of bond yields throughout the European markets, much to the benefit of the peripheral equity markets. In such an environment, it was no surprise that Sweden (+38.0%) and Spain (+41.3%) outpaced their European counterparts. The UK (+27.4%) and Ireland (+32.0%) also turned in solid gains, though most of their gains were due to strong domestic economies and export-led expansions. The Fund's exposure to sought after growth stocks (SGS-Thomson, Compass Group) and corporate restructuring stories (Hoechst, Royal Dutch) contributed to the strong performance versus the European index.

Although Japan's economic growth will probably end the March 1997 fiscal year near 2.5%, expectations by the investment community for higher economic growth were not met, thereby disappointing market observers. The weaker-than-anticipated recovery and limited commitment of Japanese companies to restructure their operations resulted in only modest earnings growth compared to the declines suffered during the recession of the 1990's. The impact of slower growth in the current year is compounded when considering changes that will occur in fiscal policy for 1997. Much of the pick-up that was seen in consumer spending in 1996 was in anticipation of an increase in the consumption tax from 3% to 5% in April 1997. Thus, even though economic growth in 1996 fell short of expectations, some of the 1997 consumer spending has already been brought forward to the current year. This "borrowed" spending, combined with a reduction in government infrastructure expenditures for 1997, led analysts to downgrade their growth expectations for Japan in 1997 as well. In the weak Japanese equity market, autos (on the strength of new models and consumer spending growth) and non-commodity technology companies recorded above-average investment results due to strong growth in volumes and profits. In 1996, the Fund was underweighted in Japan. Specifically, the portfolio was underweighted in Japanese financial stocks due to fundamental weakness in the banking sector. We overweighted the portfolio in export-related and technology stocks as the weak yen made companies in these areas more competitive on a global basis. The cyclical upturn in technology stocks also prompted us to overweight the Fund in high-tech issues.

There was a marked difference in year-to-date performance among the various Asia Pacific markets. Hong Kong was clearly the star performer (+33.1%). The market benefited from a U.S. bond rally after the March sell-off, a recovery in the Hong Kong residential property market, a stronger Chinese economy and reduced tension over China's takeover of Hong Kong set for July 1, 1997. The Fund's overweighted position in Hong Kong property and financial stocks (Cheung Kong, HSBC) helped performance as those sectors fared well given the economic backdrop. The Malaysian market (+25.9%) also benefited from a well-managed cooling of the previously overheated economy and a marked turnaround in its trade balance. Conversely, Singapore (-6.9%), Korea (-38.1%) and Thailand (-36.6%) dealt with weaker export growth in response to the poor DRAM semi-conductor market, high interest rates, which reigned in previously high economic growth, and political unrest (in the latter two countries).

Latin American equities produced excellent gains on balance, increasing 22.2% for the year. Performance among the four major markets differed. Brazil (+42.5%), Mexico (+18.0%), and Argentina (+20.3%) turned in solid investment results, while Chile (-13.5%) lagged its regional neighbors as the country's perennially strong economy decelerated slightly. Economies in Brazil, Mexico and Argentina showed strong signs of recovering from the 1995 recessions sparked by the devaluation of the Mexican peso in late 1994. In Brazil, recently (or soon to be) privatized companies in the utility sector outperformed the market, while private-sector companies sharply underperformed the local index. Our emphasis on public-sector companies and, in particular, Telebras (telecom) and Cemig (electricity) contributed significantly to the Fund's returns. Strength in Mexican and Argentine shares were more company specific, however, the Argentine market rallied significantly following the dismissal of former Finance Minister Cavallo. Investors were encouraged that government reforms started by Mr. Cavallo would continue under a new government led by Roque Fernandez.

GLOBAL BOND MARKETS

1996 was bittersweet for global fixed income investors. In local currency terms, every major bond market outpaced the U.S. market, but an appreciating U.S. dollar erased most of those gains.

Global bonds also experienced an unusual year. The three major bond markets, the U.S., Japan and Germany, produced the lowest returns, while the riskiest markets, which include emerging markets and the peripheral European markets, produced the best investment results.

The U.S. market was the most volatile in 1996 as perceptions of the economy's strength remained unclear throughout the year. Early in 1996, the Federal Reserve cut short-term interest rates in response to seemingly weak economic activity. A series of strong employment reports and rising consumer spending quickly dashed hopes of further interest rate cuts, prompting some of the largest one-day price declines in a decade. After being as low as 5.95% on January 3, the yield on the 30-year U.S. Treasury bond hit a high of 7.19% for 1996 on June 12. Analysts feared that stronger growth would prompt the Federal Reserve to raise rates. For the balance of 1996, however, yields fell back to around 6.6% as growth remained steady and the likelihood of any move by the Fed receded. The dollar benefited from the relative strength of the U.S. economy and falling interest rates overseas, leading the dollar to its highest levels against the yen since early 1993. Throughout the year, we hedged a portion of the Fund's currency exposure back to U.S. dollars, protecting that part of the portfolio from the negative impact of a rising greenback.

The Canadian and Australian markets have typically tracked the U.S. market closely, tending to outperform the U.S. when bonds rally and underperform when they sell off, but this pattern was shattered last year. Political developments in both countries (the election of a conservative government in Australia and the lessening of the Quebec sovereignty threat in Canada) boosted these markets, while continued progress to reduce fiscal deficits and favorable inflation outcomes permitted central banks to cut interest rates. In Canada, the subdued pace of domestic demand led the Canadian central bank to drop short-term rates below U.S. rates and down to the lowest levels in a generation. Bond yields in both countries fell even as U.S. yields rose.

European bond markets were dominated by two related influences: the European Monetary Union (EMU) project and the weakness of economic activity. Politicians across Europe continually affirmed their commitment to make EMU happen on schedule in 1999. Accordingly, financial markets moved to reflect the increasing probability of EMU, bringing yields in core European markets (most notably France) down to the same levels as Germany. Meanwhile, the Italian and Spanish governments continued to press for membership to EMU from the beginning, despite budget deficits that seemed likely to miss the reference levels specified in the Maastricht Treaty EMU blueprint (the "criteria") by a wide margin. Nevertheless, the building momentum towards EMU helped these markets as investors began to price in the possibility of EMU membership in 2000 or 2001. When governments announced very ambitious budget plans aimed at achieving the reference criteria, a renewed round of yield convergence followed, bringing 10-year Italian yields to 1.75% over German government bonds, from 4.75% at the beginning of the year. Sluggish growth and falling interest rates and inflation provided further reasons for investors to increase weightings in these "peripheral markets." Approximately 25%-30% of the Fund's bond holdings were in the peripheral markets for much of the year.

The German economy's sluggish growth performance continued throughout 1996, the only bright spot being the export sector, which benefited from the depreciation of the German mark against the dollar and other European currencies. The Bundesbank dropped short-term rates to 3%, which brought down long-term yields. In France, the government's commitment to EMU was sorely tested by double-digit unemployment, industrial action and plummeting popular support.

The UK bond market was the desert in the middle of the oasis in Europe. While "convergence europhoria" reigned elsewhere, the government took an increasingly hard-line and isolated position on EMU. A vanishing parliamentary majority forced the government to take heed of its Eurosceptic wing, leading the government to all but rule out membership of EMU in 1999. Relations with other members of the European Union were further soured by the government's handling of the "mad cow disease" crisis. The economic situation was also very different, with growth resurgent, prompting the Bank of England to raise interest rates even as rates were falling elsewhere in Europe. This growth environment sent the pound soaring but held back bond prices. By December 31, we increased the Fund's allocation to the "gilt" market, with UK yields now the highest in Europe.

Following an astonishingly strong first quarter, the Japanese economy proved disappointing in 1996. Demand remained anemic despite the government's decision to hold short-term interest rates at 0.5% for the year. The financial sector utilized the increased liquidity in the domestic and international bond markets to repair balance sheets that had been destroyed by five years of falling equity and real estate values. Bond yields fell to record low levels (below 2.5% for 10-year bonds). The Ministry of Finance encouraged foreign investment to push down the value of the yen (and to boost exports) and to raise returns above the dismal investment results offered by Japanese assets. These capital outflows also contributed to the strong performance of some overseas markets this year (notably Australia). Throughout the year, the Fund was underweighted in Japanese government bonds because of their low yields relative to bonds in other countries (10-year bond yields hovered between 2.5% - 3.0%). The total return on Japanese bonds in both local currency and U.S. dollar terms was well below the returns recorded by bonds in other countries.

THE OUTLOOK

Similar to the beginning of 1996, we have a favorable investment outlook for global financial assets and expect reasonable investment results in the year ahead. We don't anticipate global equity returns to match those of the past two years. With a moderate growth, low inflation backdrop, we continue to favor stocks over bonds, with approximately two-thirds of your Fund currently invested in global equities. We anticipate further dollar strength versus the Japanese yen and have positioned the portfolio accordingly.

With the exception of Japanese equities, we expect international stocks to outperform the U.S. in 1997, though on a stock-selective basis, we continue to find attractive investment ideas domestically. Global inflation does not appear to be a concern, while growth in the UK, Europe, Latin America and Asia Pacific should accelerate, with the corresponding favorable impact on corporate earnings growth in those regions. With inflationary concerns relatively low, the interest-rate backdrop is likely to remain favorable for equities. Your portfolio is positioned to capitalize on the growth potential in these regions, with particular emphasis on companies that can benefit from secular investment themes, such as aging demographics, technological change, corporate restructuring, industry consolidation and emerging markets growth. The counter to our positive stance on the above regions is our underweighted position in Japan, where economic growth remains modest and will likely suffer in 1997 as planned fiscal tightening further restricts consumer spending.

In the fixed income markets, European bonds should provide good returns early in the year because central banks will continue to offset tight fiscal policy with low interest rates. Additionally, all markets should benefit from the continuation of Japanese outflows, which should push down the value of the yen further. Within the dollar block, Australian bonds are likely to still provide superior performance relative to the U.S. With yields still extremely low in Japan, bonds there offer little value. The new "Euro-friendly" UK government should help boost UK bond prices by midyear.

We appreciate your participation in the Global Balanced Fund and look forward to helping you meet your investment goals in the future.


    [PHOTO]                     [PHOTO]                        [PHOTO]

/s/Anne M. Tatlock            /s/Steven J. Miller           /s/Anthony S. Gould
------------------            -------------------           -------------------
Anne M. Tatlock               Steven J. Miller              Anthony S. Gould
Global Strategist             Global Equity                 Global Bond
                              Manager                       Manager


January 21, 1997

--------------------------------------------------------------------------------
PERFORMANCE RECORD AS OF 12/31/96
--------------------------------------------------------------------------------
AVERAGE ANNUAL                              AFTER MAXIMUM     BEFORE
TOTAL RETURN                                SALES CHARGE+     SALES CHARGE
--------------------------------------------------------------------------------
A shares - Life (since 12/20/93)                 5.7%             7.5%
--------------------------------------------------------------------------------
1 year                                           7.0%            12.3%
--------------------------------------------------------------------------------
B shares - Life (since 12/20/93)                 5.8%             6.6%
--------------------------------------------------------------------------------
1 year                                           6.5%            11.5%
--------------------------------------------------------------------------------

The performance data represents past performance and is not indicative of future results. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost.

The Advisor is currently waiving certain or all expenses on the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

+ A shares: maximum sales charge -- 4.75%
  B shares: maximum contingent deferred sales charge -- 5.00%


Note: All equity performance figures are Morgan Stanley Capital International Indices.

                         REPRESENTATIVE EQUITY HOLDINGS*
                         -------------------------------
                                DECEMBER 31, 1996

AMERICAN INTERNATIONAL GROUP (AIG)
(U.S., 5.0%)

American International Group (AIG) is the premier growth company in the global insurance business with over 50% of its revenues generated overseas. AIG's earnings growth is due largely to its superior financial strength, market leadership in numerous insurance and financial segments and balanced mix of domestic and international businesses. The company is well positioned to benefit from the increasing need for financial service products resulting from aging global demographics.

BANK OF IRELAND
(IRELAND, 0.7%)

The Bank of Ireland is the largest bank in the Republic of Ireland. The bank has been experiencing strong growth in demand for traditional banking services due to a very young Irish population that has begun entering the workforce and the disproportionate share of foreign direct investment into Europe received by the Irish economy. The bank is also well positioned with leading investment management and brokerage divisions. Given our positive outlook for the Irish economy and the favorable aforementioned demographic trend, we expect strong profit growth to continue.

THE BOEING COMPANY
(U.S., 0.7%)

Boeing is the world's largest manufacturer of commercial airplanes with the dominant market share position and the broadest product line offering. Recently, the company announced it would acquire McDonnell-Douglas Corp. If approved by the U.S. government, this merger would create a global aerospace powerhouse, with revenues of roughly $48 billion and backlogs in excess of $100 billion. The combination of Boeing's dominance in commercial aerospace and McDonnell-Douglas' strength in defense contracting should also reduce Boeing's earnings cyclicality and extend its earnings cycle. The merger is expected to be finalized by midyear.

CHEUNG KONG (HOLDINGS) LTD.
(HONG KONG, 0.6%)

Cheung Kong is a leading Hong Kong investment company focusing on residential property development. It has an estimated land bank of 12 million square feet. Li Ka Shing, the majority owner (35%), is considered one of the most astute businessmen in Hong Kong. The company is an excellent proxy for the Hong Kong equity market and is a direct beneficiary of rising residential property prices. It also provides a broader exposure to Hong Kong and China assets through its 50% investment interest in Hutchison Whampoa, a Hong Kong conglomerate with interests in container terminals, infrastructure projects and telecommunications.

HAYS PLC
(UK, 0.7%)

Hays is a leading UK service company with interests in distribution, employment services and business mail services. The company is well positioned for future growth in each of its businesses. In distribution, Hays should continue to benefit from European trends toward the outsourcing of distribution to third parties. With its employment services division, the company will benefit from the increased usage of temporary personnel in a restructuring European workforce. Finally, in its business mail services division, Hays is likely to continue attracting lucrative business mail contracts from the bureaucratic UK post office. Moreover, the company appears well positioned for the eventual introduction of competition into the European postal markets. With its strong portfolio of businesses and its proven ability to make very timely acquisitions, Hays should continue its strong earnings growth into the future.

ROCHE HOLDINGS AG
(SWITZERLAND, 0.7%)

Roche is Switzerland's largest pharmaceutical company and ranks among the world leaders in the industry. The company is divided into four main groups: pharmaceuticals, vitamins and fine chemicals, diagnostics, and fragrances and flavors. Roche maintains an extensive, diversified drug business with leading positions in antibiotics, cardiac treatments and cancer therapies. The company's acquisition of Syntex in 1994 has enhanced its research capability and expanded its distribution network. Roche remains one of the highest quality investment vehicles within the pharmaceutical sector.

SGS-THOMSON MICROELECTRONIC
(FRANCE, 0.9%)

SGS-Thomson is a broadly-based semiconductor manufacturer ranked 13th worldwide and 6th in Europe based on sales. The company's four main businesses are focused on high margin, value-added products in the following areas: dedicated products, discrete and standard integrated circuits, memory products and programmable products. SGS-Thomson is a world leader in 70% of its sales and is the leading maker of analogue integrated circuits. Management's strategy is to have leading technology and industry positions in above sector-average growth products and to increase margins through an enhanced product mix. This strategy, in our judgment, should bode well for the company.

TELECOMUNICACOES BRASILEIRAS (TELEBRAS)
(BRAZIL, 0.6%)

Telebras is a holding company that directly owns all of the telecommunications concessions for local services as well as domestic and international long-distance in Brazil. Currently, the Brazilian federal government is in the process of deregulating the sector and privatizing Telebras at the subsidiary level. The growth potential of the telecommunications sector in Brazil is very attractive due to the government's inability to make the appropriate capital expenditures in recent years and the relatively low telephone penetration levels versus the rest of the region. In addition, Telebras' valuation ranks among the least expensive telecom service providers in the region.



NOTE: Equities are listed as percentage of total investments held.
* Portfolio is subject to change.

                              GLOBAL BALANCED FUND
                     INVESTMENT PORTFOLIO DECEMBER 31, 1996
--------------------------------------------------------------------------------

  NO. OF SHARES
  OR PRINCIPAL                                         VALUE
     AMOUNT                SECURITIES (A)            (NOTE 1)
   ------------------------------------------------------------
ARGENTINA: 1.2%
            9,400  Banca de Galicia y Buenos Aires
                     (ADR)                          $   227,950
            2,800  Telecom Argentina (ADR)              113,050
                                                    -----------
                                                        341,000
                                                    -----------
AUSTRALIA: 1.0%
   AUD     31,000  Government of Australia Bond
                     10.00% 10/15/2007                   29,274
   AUD    284,000  Government of Australia Bond
                     10.00% 2/15/2006                   264,426
                                                    -----------
                                                        293,700
                                                    -----------
BRAZIL: 1.2%
            5,300  Cemig S.A. (ADR)                     180,200
            2,200  Telecomunicacoes Brasileiras
                     S.A. (ADR)                         168,300
                                                    -----------
                                                        348,500
                                                    -----------
CANADA: 3.0%
   CAD    334,000  Government of Canada Bond 6.50%
                     6/01/2004                          248,803
   CAD    600,000  Government of Canada Bond 6.75%
                     8/28/2006                          602,866
                                                    -----------
                                                        851,669
                                                    -----------
DENMARK: 1.5%
   DKK  2,330,000  Denmark Government Bond 8.00%
                     3/15/2006                          433,784
                                                    -----------
FRANCE: 3.0%
              200  Carrefour S.A.                       130,096
              829  Castorama Dubois Investissement      142,639
            1,200  Cetelem                              138,729
            3,700  Legardere SCA                        101,518
            2,900  Scor S.A.+                           101,975
            3,600  SGS-Thomson Microelectronic+         254,567
                                                    -----------
                                                        869,524
                                                    -----------
GERMANY: 3.9%
   DEM    150,000  Bundesrepublik Obligation Bond
                     5.875% 5/15/2006                   102,343
   DEM     40,000  Deutschland Republic Bond 6.00%
                     1/05/2006                           26,334
   DEM    100,000  Deutschland Republic Bond 6.25%
                     1/04/2024                           61,460
   DEM    399,000  Deutschland Republic Bond
                     7.125% 12/20/2002                  285,119
              620  Fresenius AG (Pfd.)                  127,943
            3,100  Hoechst AG                           146,249
            8,200  Lufthansa AG                         111,746
            4,500  VEBA AG                              259,896
                                                    -----------
                                                      1,121,090
                                                    -----------
HONG KONG: 3.3%
            5,000  Asia Satellite
                     Telecommunications (ADR)           116,875
           20,000  Cheung Kong (Holdings) Ltd.          177,775
          111,266  First Pacific Co., Ltd.+             144,576
            9,262  HSBC Holdings PLC                    198,184
           82,971  Mandarin Oriental International      116,989
           15,000  Sun Hung Kai Properties Ltd.         183,755
                                                    -----------
                                                        938,154
                                                    -----------

  NO. OF SHARES
  OR PRINCIPAL                                         VALUE
     AMOUNT                SECURITIES (A)            (NOTE 1)
   ------------------------------------------------------------
INDIA: 0.5%
            3,400  India Magnum Fund 'B'+           $   134,300
                                                    -----------
IRELAND: 1.6%
           20,966  Bank of Ireland                      191,190
  IEP      80,000  Irish Government Bond 6.25%
                     4/01/1999                          136,178
  IEP      70,000  Irish Government Bond 6.50%
                     10/18/2001                         120,436
                                                    -----------
                                                        447,804
                                                    -----------
ITALY: 6.5%
           21,100  Banco Popolare di Milano             107,029
 ITL  490,000,000  BTPS Bond 10.50% 7/15/2000           361,835
ITL 1,850,000,000  BTPS Bond 10.50% 7/15/1998         1,288,846
           41,200  Fiat S.p.A.                          124,577
                                                    -----------
                                                      1,882,287
                                                    -----------
JAPAN: 11.3%
           11,000  Canon Inc.                           242,706
            8,800  Canon Sales Co.                      195,682
            1,000  Circle K Japan Co. Ltd.               43,094
            9,000  Credit Saison Co., Ltd               200,905
               16  DDI Corp.                            105,632
  JPY  50,000,000  Export-Import Japan Bond 2.875%
                     7/28/2005                          438,806
  JPY  20,000,000  IBRD World Bank Bond 4.50%
                     6/20/2000                          192,631
            1,000  Keyence Corp.                        123,249
            3,300  Laox                                  50,058
            9,000  Matsushita Electric Industrial
                     Co., Ltd.                          146,607
           38,000  Mitsubishi Heavy Industries
                     Ltd.                               301,315
           77,000  NKK Corp.                            173,213
               50  NTT Data Communications              146,089
           14,000  Onward Kashiyama Co., Ltd.           196,682
            3,000  Rohm Co.                             196,510
            4,200  Sony Corp. (ADR)                     275,625
           15,000  Yamatake-Honeywell                   241,758
                                                    -----------
                                                      3,270,562
                                                    -----------
MEXICO: 1.3%
           17,000  Apasco S.A.                          116,349
            3,300  Coca-Cola Femsa S.A. (ADR)            95,288
            3,400  Panamerican Beverage Inc. "A"        159,375
                                                    -----------
                                                        371,012
                                                    -----------
NETHERLANDS: 3.6%
            3,293  Aegon N.V.                           209,778
   NLG    330,000  Netherland Government Bond
                     6.25% 7/15/1998                    198,959
            1,104  Nutricia Verenigde Bedri             167,679
            3,900  Polygram N.V.                        198,577
            1,500  Royal Dutch Petroleum Co. (N.Y.
                     Registry Shares) (ADR)*            256,125
                                                    -----------
                                                      1,031,118
                                                    -----------

                       See Notes to Financial Statements.

                              GLOBAL BALANCED FUND
                     INVESTMENT PORTFOLIO DECEMBER 31, 1996
--------------------------------------------------------------------------------

  NO. OF SHARES
  OR PRINCIPAL                                         VALUE
     AMOUNT                SECURITIES (A)            (NOTE 1)
   ------------------------------------------------------------
PHILIPPINES: 1.3%
          162,000  Fortune Cement Corp.             $    81,593
   USD    150,000  National Power Bond 8.40%
                     12/15/2016                         149,250
   USD    150,000  National Power Bond 7.875%
                     12/15/2016                         149,445
                                                    -----------
                                                        380,288
                                                    -----------
PORTUGAL: 0.6%
            2,500  Telecel-Comunicacaoes Pesso+         159,523
                                                    -----------
SOUTH KOREA: 1.6%
    KRW   320,000  Export/Import Bank Bond 6.375%
                     2/15/2006                          316,406
           10,403  Korea Mobile Telecom (ADR)           133,939
                                                    -----------
                                                        450,345
                                                    -----------
SPAIN: 3.4%
            3,000  Banco de Santander                   191,931
           12,000  Iberdrola S.A.                       169,989
  ESP  39,060,000  Kingdom of Spain Bond 10.25%
                     11/30/1998                         324,848
  ESP  36,540,000  Kingdom of Spain Bond 8.405%
                     4/30/2001                          307,603
                                                    -----------
                                                        994,371
                                                    -----------
SWEDEN: 1.9%
            3,300  Astra AB "A"                         162,481
            3,100  Scania AB "A"                         76,996
            3,100  Scania AB "B"                         77,222
  SEK   1,700,000  Swedish Government Bond 6.00%
                     2/09/2005                          240,787
                                                    -----------
                                                        557,486
                                                    -----------
SWITZERLAND: 2.6%
              160  ABB AG                               198,583
              300  Clariant AG                          128,140
               96  Novartis AG+                         109,704
               18  Roche Holdings Genuseheine
                     (Warrants expiring
                     5/05/1998)+                            584
               26  Roche Holdings AG                    201,856
            7,700  Tag Heuer International S.A.
                     (ADR)+                             124,163
                                                    -----------
                                                        763,030
                                                    -----------
UNITED KINGDOM: 12.0%
            9,000  British Aerospace PLC                197,511
   GBP     29,000  British Air Capital Conv. Bond
                     9.75% 6/15/2005                    131,481
           42,000  Cable & Wireless PLC                 349,915
           19,100  Compass Group PLC                    202,304
               82  EMI Group PLC                          1,938
           22,000  Hays PLC                             211,168
           25,000  Lloyds TSB Group PLC                 184,308
            5,300  Reuters Holdings PLC (ADR)           405,450
  NO. OF SHARES
  OR PRINCIPAL                                         VALUE
     AMOUNT                SECURITIES (A)            (NOTE 1)
   ------------------------------------------------------------
           10,481  Siebe PLC                        $   194,205
           38,000  Smith & Nephew PLC                   117,786
           11,370  SmithKline Beecham                   157,619
   GBP    145,000  United Kingdom Treasury Note
                     7.50% 12/07/2006                   248,157
   GBP     90,000  United Kingdom Treasury Note
                     8.00% 12/07/2015                   159,905
   GBP    450,000  United Kingdom Treasury Note
                     9.75% 8/27/2002                    854,191
   GBP     50,000  United Kingdom Treasury Note
                     10.00% 2/26/2001                    93,840
                                                    -----------
                                                      3,509,778
                                                    -----------
UNITED STATES: 33.6%
            5,000  American Express Company*            282,500
           13,200  American International Group*      1,428,900
            5,000  Baker Hughes Inc.                    172,500
            5,400  Bank of New York Co. Inc.*           182,250
            2,500  Berkley (W.R.) Corp.                 126,875
            1,800  Boeing Co.*                          191,475
            2,500  Burlington Northern Santa Fe*        215,938
            7,000  Cisco Systems, Inc.                  445,375
            5,800  Coastal Corp.                        283,475
            2,500  CPC International Inc.               193,750
            3,500  Deere & Co.                          142,188
            4,000  Disney (Walt) & Co.*                 278,500
            3,000  Federal Home Loan Mortgage
                     Corp.                              330,375
            8,500  Federal National Mortgage
                     Assoc.+                            316,625
            6,100  Federated Department Stores,
                     Inc.*+                             208,163
           10,000  Fort Howard Corp.+                   276,875
            3,000  General Electric Co.                 296,625
            3,500  Intel Corp.                          458,281
   USD    327,000  KFW International Finance Bond
                     7.50% 4/21/2005                    342,196
            3,000  Louisiana Land & Exploration
                     Co.*                               160,875
            6,000  Lucent Technologies Inc.             277,500
           17,000  Merck & Co.                        1,347,250
            2,500  Mobil Corp.                          305,625
            4,000  Oracle Systems                       167,000
            3,400  Pfizer Inc.                          281,775
            2,000  Procter & Gamble Co.*                215,000
            2,400  State Street Boston Corp.            154,800
   USD    110,000  U.S. Treasury Bond 7.875%
                     2/15/2021*                         124,369
   USD    120,000  U.S. Treasury Note 7.00%
                     7/15/2006*                         124,706
   USD    260,000  U.S. Treasury Note 5.625%
                     11/30/2000                         255,409
   USD     90,000  U.S. Treasury Note 6.375%
                     5/5/1999*                           90,802
                                                    -----------
                                                      9,677,977
                                                    -----------

                       See Notes to Financial Statements.

                              GLOBAL BALANCED FUND
                     INVESTMENT PORTFOLIO DECEMBER 31, 1996
--------------------------------------------------------------------------------

     NO. OF                                            VALUE
    CONTRACTS              SECURITIES (A)            (NOTE 1)
   ------------------------------------------------------------
TOTAL STOCKS AND OTHER INVESTMENTS: 99.9%
                   (Cost: $21,691,434)              $28,827,302
OPTIONS PURCHASED: 0.1%
          900,000  Eurostyle Put Option U.S.
                     Treasury 7% due 7/15/2006
                     (strike @ USD 105.25 expiring
                     2/24/97)+
                     (Cost: $11,531)                     17,719
                                                    -----------
TOTAL INVESTMENTS: 100%
                   (Cost: $21,702,965)              $28,845,021
                                                     ==========

---------------

(a)  Unless otherwise indicated, securities owned are shares of common stock.

  * These securities are segregated for forward currency contracts.

  + Non-income producing.

Glossary:

  ADR -- American Depositary Receipt.

     SUMMARY OF
    INVESTMENTS        % OF
    BY INDUSTRY      PORTFOLIO
     ----------       -------
Aerospace & Defense
  Technology             2.4%
Airlines                 0.8%
Auto & Trucks            1.0%
Banks                    4.3%
Beverages                0.9%
Building Materials       0.7%
Business Services        1.4%
Chemicals-Specialty      0.4%
Consumer Electronics     1.5%
Consumer Non-durable     0.7%
Country fund             0.5%
Distribution             0.7%
Electric Utilities       2.1%
Electronics &
  Electrical
  Equipment              1.7%
Engineering              1.5%
Entertainment &
  Leisure                1.0%
Eurobonds                1.0%
Financial Services       5.1%

     SUMMARY OF
    INVESTMENTS        % OF
    BY INDUSTRY      PORTFOLIO
     ----------       -------
Food Processing          1.4%
Foreign Government
  Bonds                 26.2%
Healthcare               1.4%
Holding Companies        0.8%
Insurance                6.4%
Leisure                  0.4%
Luxury Goods             0.4%
Machinery                0.5%
Media                    1.4%
Oil & Gas                4.1%
Paper & Forest
  Products               1.0%
Pharmaceuticals          8.3%
Real Estate              1.2%
Retail                   3.4%
Steel                    0.6%
Technology               7.5%
Technology Services      0.5%
Telecommunications       4.0%
Transportation           0.7%
U.S. Government
  Agencies &
  Obligations            2.1%
                      ------
                       100.0%
                      ======

                       See Notes to Financial Statements.

                   GLOBAL BALANCED FUND FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1996

ASSETS:
Investments at value (cost, $21,702,965) (Note 1)..............................................................  $28,845,021
Cash...........................................................................................................      676,689
Receivables:
  Securities sold..............................................................................................      225,367
  Interest and dividends.......................................................................................      291,558
  Unrealized appreciation on open forward foreign currency contracts (Note 5)..................................      100,106
  Capital shares sold..........................................................................................      173,488
  From Advisor.................................................................................................       16,509
  Deferred organization costs..................................................................................       13,773
  Other assets.................................................................................................        4,581
                                                                                                                 -----------
      Total assets.............................................................................................   30,347,092
                                                                                                                 -----------
LIABILITIES:
Payables:
  Securities purchased.........................................................................................       94,866
  Capital shares repurchased...................................................................................      306,446
  Dividends payable............................................................................................      411,259
  Unrealized depreciation on open forward foreign currency contracts (Note 5)..................................       93,323
  Distribution fees payable....................................................................................       14,423
  Accounts payable.............................................................................................       95,744
                                                                                                                 -----------
      Total liabilities........................................................................................    1,016,061
                                                                                                                 -----------
  Net assets...................................................................................................  $29,331,031
                                                                                                                  ==========
CLASS A
Net asset value and redemption price per share
  ($24,399,362/2,353,938)......................................................................................       $10.37
                                                                                                                      ======
Maximum offering price per share:
  (NAV/1-maximum sales commission).............................................................................       $10.89
                                                                                                                      ======
CLASS B
Net asset value, offering price and redemption price per share ($4,931,669/477,775) (Redemption may be subject
  to a contingent deferred sales charge within the first six years of ownership)...............................       $10.32
                                                                                                                      ======
Net assets consist of:
  Aggregate paid in capital....................................................................................  $22,185,739
  Unrealized appreciation of investments, forward currency contracts and options...............................    7,157,573
  Overdistributed net investment income........................................................................      (14,809)
  Cumulative realized gains....................................................................................        2,528
                                                                                                                 -----------
                                                                                                                 $29,331,031
                                                                                                                  ==========

                       See Notes to Financial Statements.

                   GLOBAL BALANCED FUND FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 1996

INCOME
Interest................................................................................                     $      753,869
Dividends (less foreign taxes withheld of $30,825)......................................                            287,718
                                                                                                             -----------------
                                                                                                                  1,041,587
EXPENSES:
Management (Note 2).....................................................................   $  242,447
Distribution--Class A (Note 4)..........................................................      134,738
Distribution--Class B (Note 4)..........................................................       53,787
Administrative (Note 2).................................................................      104,145
Transfer agent..........................................................................      119,526
Custodian...............................................................................       48,777
Professional............................................................................       37,071
Reports to shareholders.................................................................       52,295
Registration............................................................................       12,749
Amortization of organization costs......................................................        6,906
Other...................................................................................       42,468
                                                                                          ------------
                                                                                              854,909
Expenses assumed by the Advisor and reduced by custodian fee and directed brokerage
  arrangements (Note 2).................................................................     (124,940)
                                                                                          ------------
      Total expenses....................................................................                            729,969
                                                                                                             -----------------
      Net investment income.............................................................                            311,618
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3)
Realized gain from security transactions................................................                          3,755,314
Realized gain from foreign currency transactions........................................                            251,979
Realized loss on options................................................................                             (5,023)
Change in unrealized appreciation of investments and options............................                           (733,232)
Change in unrealized appreciation of forward currency contracts and other assets and
  liabilities...........................................................................                             13,058
                                                                                                             -----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS....................................                        $ 3,593,714
                                                                                                             ================

                       See Notes to Financial Statements.

                   GLOBAL BALANCED FUND FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995

                                                                                              1996                 1995
                                                                                          ------------       -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income.................................................................  $   311,618          $      95,512
  Realized gain (loss) from security transactions.......................................    3,755,314               (149,178)
  Realized gain (loss) from foreign currency transactions...............................      251,979               (126,137)
  Realized loss on options..............................................................       (5,023)              (126,372)
  Change in unrealized appreciation (depreciation) of investments and options...........     (733,232)             2,818,138
  Change in unrealized appreciation of forward currency contracts and other assets and
    liabilities.........................................................................       13,058                 90,961
                                                                                          ------------       -----------------
  Increase in net assets resulting from operations......................................    3,593,714              2,602,924
                                                                                          ------------       -----------------
Dividends to shareholders from:
  Net investment income:
    Class A Shares......................................................................     (266,076)              (316,521)
    Class B Shares......................................................................      (27,916)               (17,738)
                                                                                          ------------       -----------------
                                                                                             (293,992)              (334,259)
                                                                                          ------------       -----------------
Net realized gain:
    Class A Shares......................................................................   (2,388,543)                    --
    Class B Shares......................................................................     (478,173)                    --
                                                                                          ------------       -----------------
                                                                                           (2,866,716)                    --
                                                                                          ------------       -----------------
                                                                                              433,006              2,268,665
                                                                                          ------------       -----------------
Capital share transactions (Note 6):
  Net proceeds from sales of shares:
    Class A Shares......................................................................    2,010,892              4,933,615
    Class B Shares......................................................................      489,537                967,866
                                                                                          ------------       -----------------
                                                                                            2,500,429              5,901,481
                                                                                          ------------       -----------------
  Net asset value of shares issued in connection with acquisition--Class A Shares (Note
    9)..................................................................................           --             19,351,109
                                                                                          ------------       -----------------
  Reinvestment of dividends:
    Class A Shares......................................................................    2,328,070                327,164
    Class B Shares......................................................................      372,827                 28,882
                                                                                          ------------       -----------------
                                                                                            2,700,897                356,046
                                                                                          ------------       -----------------
  Cost of shares reacquired:
    Class A Shares......................................................................  (10,938,566)            (9,470,615)
    Class B Shares......................................................................   (2,147,338)            (1,238,087)
                                                                                          ------------       -----------------
                                                                                          (13,085,904)           (10,708,702)
                                                                                          ------------       -----------------
Increase (decrease) in net assets resulting from capital share transactions.............   (7,884,578)            14,899,934
                                                                                          ------------       -----------------
      Total increase (decrease) in net assets...........................................   (7,451,572)            17,168,599
NET ASSETS:
Beginning of year.......................................................................   36,782,603             19,614,004
                                                                                          ------------       -----------------
End of year (including overdistributed net investment income and undistributed net
  investment income of $(14,809) and $53,307, respectively).............................  $29,331,031          $  36,782,603
                                                                                          ============       ================

                       See Notes to Financial Statements.

                              GLOBAL BALANCED FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

                                          CLASS A                                                 CLASS B
                   ------------------------------------------------------  ------------------------------------------------------
                                                               FOR THE                                                 FOR THE
                                                                PERIOD                                                  PERIOD
                                                             DECEMBER 20,                                            DECEMBER 20,
                                                               1993(A)                                                 1993(A)
                           YEAR ENDED DECEMBER 31,                TO               YEAR ENDED DECEMBER 31,                TO
                   ----------------------------------------  DECEMBER 31,  ----------------------------------------  DECEMBER 31,
                       1996          1995          1994          1993          1996          1995          1994          1993
                   ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
Net Asset Value,
 Beginning of
 Period...........     $10.31         $9.07         $9.53        $9.53         $10.28         $9.02         $9.53        $9.53
                   ------------  ------------  ------------     ------     ------------  ------------  ------------     ------
Income from
 Investment
 Operations:
 Net Investment
   Income.........       0.12          0.07+         0.19+          --           0.06          0.01          0.11+          --
   Net Gain (Loss)
     on Securities
     (both
     realized and
    unrealized)...       1.15          1.31         (0.56)          --           1.14          1.28         (0.57)          --
                   ------------  ------------  ------------     ------     ------------  ------------  ------------     ------
Total from
 Investment
 Operations.......       1.27          1.38         (0.37)          --           1.20          1.29         (0.46)          --
                   ------------  ------------  ------------     ------     ------------  ------------  ------------     ------
Less
 Distributions:
 Dividends from
   Net Investment
   Income.........      (0.11)        (0.14)        (0.09)          --          (0.06)        (0.03)        (0.05)          --
 Distribution from
   Capital Gains..      (1.10)           --            --           --          (1.10)           --            --           --
                   ------------  ------------  ------------     ------     ------------  ------------  ------------     ------
                        (1.21)        (0.14)        (0.09)          --          (1.16)        (0.03)        (0.05)          --
                   ------------  ------------  ------------     ------     ------------  ------------  ------------     ------
Net Asset Value,
 End of Period....     $10.37        $10.31         $9.07        $9.53         $10.32        $10.28         $9.02        $9.53
                       ======        ======        ======       ======         ======        ======        ======        =====
Total Return(b)...     12.28%        15.30%        (3.90%)          0%         11.49%        14.54%        (4.84%)          0%
---------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of
  Period (000)....    $29,331       $30,632       $13,986         $562         $4,932        $6,151        $5,628         $130
Ratio of Gross
 Expenses To
 Average Net
 Assets...........      2.54%         2.69%         2.59%        7.76%          3.19%         3.20%         3.21%        8.51%
Ratio of Net
 Expenses to
 Average Net
 Assets...........      2.17%(c)      2.69%         1.06%(c)     0.25% *(c      2.71%(c)      3.20%         1.88%(c)     1.00%*(c)
Ratio of Net
 Investment Income
 (Loss) to Average
 Net Assets.......      1.05%         0.68%         1.99%       (0.25%)*        0.51%         0.14%         1.14%       (1.00%)*
Portfolio Turnover
 Rate.............    114.30%       196.69%       174.76%           0%        114.30%       196.69%       174.76%           0%
Average
 Commissions Rate
 Paid(d)..........    $0.0399                                                 $0.0399

---------------

(a)  Commencement of operations.
(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of dividends at net asset value during the period and a redemption on the last day of the period. A sales charge is not reflected in the calculations of total return. Total return for a period of less than one year is not annualized.
(c) After expenses reduced by a custodian fee, directed brokerage or Advisory fee waiver arrangement.
(d) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades in which a commission is charged.
 *  Annualized.
 +  Based on average shares outstanding.

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

Van Eck Funds (the "Trust"), organized as a Massachusetts business trust on April 3, 1985, is registered under the Investment Company Act of 1940. The following is a summary of significant accounting policies consistently followed by the Global Balanced Fund series, a non-diversifed fund (the "Fund") of the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements, in conformity with generally accepted accounting principles, requires the use of management's estimates and the actual amounts could differ.

A. SECURITY VALUATION--Securities traded on national or foreign exchanges are valued at the last sales prices reported at the close of business on the last business day of the year. Over-the-counter securities and listed securities for which no sale was reported are valued at the mean of the bid and asked prices. Short-term obligations are valued at cost which with accrued interest approximates value. Securities for which quotations are not available are stated at fair value as determined by the Board of Trustees.

B. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated

                              GLOBAL BALANCED FUND
--------------------------------------------------------------------------------

investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. CURRENCY TRANSLATION--Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. Recognized gains or losses on security transactions and other foreign currency denominated assets and liabilities attributable to foreign currency fluctuations are recorded as realized gains and losses from foreign currency transactions. The portion of unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates are not separately disclosed.

D. DISTRIBUTIONS--Dividends to shareholders from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to the differing treatment of foreign currency transactions, post-October losses and wash sales. The effect of these differences for the year ended December 31, 1996 decreased undistributed net investment income by $85,742, decreased overdistributed realized gains by $60,258 and increased aggregate paid in capital by $25,484.

E. OTHER--Security transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Premiums paid on bonds purchased are not amortized.

F. DEFERRED ORGANIZATION COSTS--Deferred organization costs are being amortized over a period not exceeding five years.

G. USE OF DERIVATIVE INSTRUMENTS
OPTION CONTRACTS--The Fund may invest, for hedging and other purposes, in call and put options on securities, currencies and commodities.
Call and put options give the Fund the right but not the obligation to buy (calls) or sell (puts) the instrument underlying the option at a specified price. The premium paid on the option, should it be exercised, will, on a call, increase the cost of the instrument acquired and, on a put, reduce the proceeds received from the sale of the instrument underlying the option. If the options are not exercised, the premium paid will be recorded as a capital loss upon expiration. The Fund may incur additional risk to the extent the value of the underlying instrument does not correlate with the movement of the option value.

The Fund may also write call or put options. As the writer of an option, the Fund receives a premium. The Fund keeps the premium whether or not the option is exercised. The premium will be recorded, upon expiration of the option, as a short-term capital gain. If the option is exercised, the Fund must sell, in the case of a written call, or buy, in the case of a written put, the underlying instrument at the exercise price. The Fund may write only covered puts and calls. A covered call option is an option in which the Fund owns the instrument underlying the call. A covered call sold by the Fund exposes it during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying instrument or to possible continued holding of an underlying instrument which might otherwise have been sold to protect against a decline in the market price of the underlying instrument. A covered put exposes the Fund during the term of the option to a decline in price of the underlying instrument. A put option sold by the Fund is covered when, among other things, cash or short-term liquid securities are placed in a segregated account to fulfill the obligations undertaken. The Fund may incur additional risk from investments in written currency options if there are unanticipated movements in the underlying currencies.
FORWARD CURRENCY CONTRACTS--The Fund may buy and sell forward currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Fund may enter into forward currency contracts to hedge foreign denominated assets. The Fund may incur additional risk from investments in forward currency contracts if the counterparty is unable to fulfill its obligations or there are unanticipated movements of the foreign currency relative to the U.S. dollar. Realized gains and losses from forward currency contracts are included in realized gain (loss) from foreign currency transactions.

NOTE 2--Van Eck Associates Corporation (the "Advisor") earned fees of $242,447 for the year ended December 31, 1996 for investment management and advisory services. The fee is based on an annual rate of .75 of 1% of the Fund's average daily net assets. Van Eck Associates Corporation also earned fees for accounting and administrative services in the amount of $104,145 for the year ended December 31, 1996. The fee is based on an annual rate of .25 of 1% of the Fund's average daily net assets. For the period May 1, 1996 to December 31, 1996, the Advisor has agreed to assume expenses in excess of 2% of the average daily net assets of Class A shares and 2.5% of daily average net assets for Class B shares. The Fund's expenses were reduced by $103,811 under this agreement. Fiduciary International, Inc., the sub-investment advisor, earned fees of $161,631 for the year ended December 31, 1996 for investment management. The fee is based on an annual rate of .50 of 1% of the Fund's average daily net assets and is paid by the Advisor from the advisory fees it receives from the Fund. Van Eck Securities Corporation received $2,382 for the year ended December 31, 1996 from commissions earned on sales of Class A shares after deducting $11,231 allowed to other dealers. Certain of the officers and trustees of the Trust are officers, directors or stockholders of Van Eck Associates Corporation and Van Eck Securities Corporation.

The Fund directs certain portfolio trades to a broker that, in turn, pays a portion of the Fund's operating expenses. The Fund also has a fee arrangement, based on cash balances left on deposit with the custodian, which also reduces the Fund's operating expenses. For the year ended December 31, 1996, the Fund's expenses were reduced by $5,008 and $16,121, respectively, under these arrangements. The Fund could have invested the assets used in connection with the custodian fee arrangement in an income producing asset if it had not entered into such an arrangement.

NOTE 3--Purchases and proceeds from sales of investments other than short-term obligations, aggregated $35,676,207 and $42,511,283, respectively, for the year ended December 31, 1996. For federal income tax purposes the cost of investments owned at December 31, 1996 was $21,702,965. As of December 31, 1996 net unrealized appreciation for federal income tax purposes aggregated $7,142,056 of which $7,459,223 related to appreciated investments and $317,167 related to depreciated investments.

NOTE 4--Pursuant to a Rule 12b-1 Plan of Distribution (the "Plan"), the Fund is authorized to incur distribution expenses which will principally be payments to securities dealers who have sold shares and service shareholder accounts and payments to Van Eck Securities Corporation ("VESC"), the distributor, for reimbursement of other actual promotion and distribution expenses incurred by the distributor on behalf of the Fund. The amount paid under the Plan in any one year is limited to .50% of average daily net assets for Class A shares, and 1.00% of average daily net assets for Class B shares (the "Annual Limitation"). Distribution expenses incurred under the Plan that have not been paid because they exceed the Annual Limitation may be carried forward to future years and paid by the Fund within the Annual Limitation. VESC has waived its right to reimbursement for the carried forward amounts as of December 31, 1995 through April 30, 1997 in the event the Plan is terminated, unless the Board of Trustees determines that reimbursement of carried forward amounts is appropriate.

                              GLOBAL BALANCED FUND
--------------------------------------------------------------------------------

The excess of distribution expenses incurred over the Annual Limitation at December 31, 1996 was $510,763 for Class A shares and $350,823 for Class B shares.

NOTE 5--FORWARD CURRENCY CONTRACTS--The Fund may buy and sell forward currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Fund may enter into forward currency contracts to hedge foreign denominated assets. Realized gains and losses from forward currency contracts are included in realized loss from foreign currency transactions. At December 31, 1996, the Fund had the following outstanding forward currency contracts:

                             VALUE AT                UNREALIZED
                            SETTLEMENT    CURRENT   APPRECIATION
CONTRACTS                      DATE        VALUE    (DEPRECIATION)
------------------------------------------------------------
FOREIGN CURRENCY PURCHASE CONTRACTS:
AUD      22,000 expiring
         1/17/97            $  17,332    $  17,483    $     151
CAD      335,000 expiring
         1/21/97              246,604      244,735       (1,869)
DEM      2,501,000 expiring
         2/21/97            1,673,022    1,628,480      (44,542)
DKK      65,000 expiring
         2/13/97               11,238       11,053         (185)
ESP      14,678,000
         expiring 1/13/97     112,548      112,965          417
FRF      3,876,000 expiring
         1/17/97              248,263      247,596         (667)
GBP      58,075 expiring
         1/02/97               96,562       99,322        2,760
JPY      65,252,000
         expiring 1/09/97     572,921      563,135       (9,786)
SEK      2,594,061 expiring
         2/12/97              384,787      379,695       (5,092)
FOREIGN CURRENCY SALE CONTRACTS:
DEM      461,127 expiring
         2/21/97              303,089      300,255        2,834
ESP      24,519 expiring
         1/13/97              192,298      188,701        3,597
FRF      3,876,000 expiring
         1/17/97              760,942      747,409       13,533
GBP      374,000 expiring
         5/08/97              619,100      638,338      (19,238)
HKD      2,332,000 expiring
         2/24/97              301,557      301,525           32
IEP      151,000 expiring
         1/10/97              249,452      255,626       (6,174)
ITL      1,453,256 expiring
         1/21/97              951,492      956,552       (5,060)
JPY      347,986,392
         expiring
         1/07/97-1/09/97    3,072,230    3,002,523       69,707
NLG      344,000 expiring
         1/21/97              198,614      199,324         (710)
SEK      1,324,000 expiring
         2/12/97              200,515      193,440        7,075
                                                    -------------
                                                      $   6,783
                                                    ==============

The Fund may incur additional risk from investments in forward currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar.
NOTE 6--Shares of Beneficial Interest Issued and Redeemed (unlimited number of $.001 par value shares authorized):

                                    YEAR ENDED     YEAR ENDED
                                   DECEMBER 31,   DECEMBER 31,
                                       1996           1995
                                   ------------   ------------
CLASS A
Shares sold                            188,315       494,827
Shares issued in connection with
  an acquisition                            --     1,869,672
Reinvestment of dividends              224,134        32,689
                                   ------------   ------------
                                       412,449     2,397,188
Shares reacquired                   (1,028,397)     (970,107)
                                   ------------   ------------
Net increase (decrease)               (615,948)    1,427,081
                                   ============   ============
CLASS B
Shares sold                             46,481       100,484
Reinvestment of dividends               36,074         3,060
                                   ------------   ------------
                                        82,555       103,544
Shares reacquired                     (202,890)     (129,053)
                                   ------------   ------------
Net decrease                          (120,335)      (25,509)
                                   ============   ============

NOTE 7--The Fund invests in foreign securities. Investments in foreign securities may involve a greater degree of risk than investments in domestic securities due to political, economic or social instability. Foreign investments may also be subject to foreign taxes and settlement delays.

The Fund will attempt to maintain an asset allocation of 60% in equity securities and 40% in debt securities. Since the Fund may have significant investments in foreign debt securities it may be subject to greater credit and interest risks and greater currency fluctuations than portfolios with significant investments in domestic debt securities.

NOTE 8--Trustee Deferred Compensation Plan. The Trust established a Deferred Compensation Plan (the "Plan") for trustees. Commencing January 1, 1996, the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the board. The Fund's contributions to the Plan are limited to the amount of fees earned by the participating trustees. The fees otherwise payable to the participating trustees are invested in shares of the Van Eck Funds as directed by the trustees. If a trustee has directed all or a portion of his fee to be invested in the Fund, the unfunded liability remains outstanding in the Fund's records since the Fund can not invest in itself. The Plan has been approved by the Internal Revenue Service.

As of December 31, 1996 the total value of the assets and corresponding liability of the Fund's portion of the Plan is $2,861.

NOTE 9--As of the close of business on December 22, 1995, the Fund acquired all the net assets of World Trends Fund pursuant to a plan of reorganization approved by World Trends Fund shareholders on December 18, 1995. The acquisition was accomplished by a tax-free exchange of 1,869,672 shares of Global Balanced Fund (Class A) (valued at $19,351,109) for the 2,333,233 shares of World Trends Fund outstanding on December 22, 1995. World Trends Fund's net assets at that date, $19,351,109, including $5,370,095 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of Global Balanced Fund and World Trends Fund before the acquisition were $17,967,912 and $19,351,109, respectively.

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF THE
VAN ECK FUNDS:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of the Global Balanced Fund (the "Fund") (one of the series constituting the Van Eck Funds) as of December 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period December 20, 1993 (commencement of operations) to December 31, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Global Balanced Fund series of the Van Eck Funds as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period December 20, 1993 (commencement of operations) to December 31, 1993, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

New York, New York
February 21, 1997

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                               DECEMBER 31, 1996

                                    VAN ECK

                                     GLOBAL

                                    BALANCED

                                      FUND

                                     ANNUAL

                                     REPORT


                             [VAN ECK GLOBAL LOGO]



VAN ECK FAMILY OF FUNDS
-------------------------------------------------------------------------------

GLOBAL HARD ASSETS FUND
Seeks long-term capital appreciation by investing globally, primarily in "Hard Asset Securities." Income is a secondary consideration.

INTERNATIONAL INVESTORS GOLD FUND
Founded in 1955, this Fund is the oldest gold-oriented mutual fund in the U.S. It invests in gold-mining shares globally and seeks long-term capital appreciation, moderate yield and protection against monetary uncertainties.

GOLD/RESOURCES FUND
Seeking a long-term global hedge against inflation and other risks, this Fund invests in gold-mining and natural resources companies outside South Africa.

GOLD OPPORTUNITY FUND
Seeks capital appreciation by investing globally in equity securities of companies engaged in the exploration, development, production and distribution of gold and other precious metals, and through active asset allocation between gold-related assets and cash instruments.

EMERGING MARKETS GROWTH FUND
This Fund seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world.

ASIA DYNASTY FUND
This Fund seeks long-term capital appreciation by investing in the equity securities of companies that are expected to benefit from the development and growth of the economies in the Asia Region.

ASIA INFRASTRUCTURE FUND
Seeks long-term capital appreciation by investing in the equity securities of infrastructure companies that are expected to benefit from the development and growth of the economies in the Asia Region.

GLOBAL BALANCED FUND
This Fund seeks long-term capital appreciation together with current income by investing in stocks, bonds and money market instruments worldwide.

GLOBAL INCOME FUND
This Fund seeks high total return through a flexible policy of investing globally, primarily in debt securities.

U.S. GOVERNMENT MONEY FUND
This Fund seeks the highest safety of principal and daily liquidity by investing in U.S. Treasury bills and repurchase agreements collateralized by U.S. Government obligations.
--------------------------------------------------------------------------------
This report must be accompanied or preceded by a Van Eck Global Funds prospectus, which includes more complete information, such as charges and expenses and the risks associated with international investing, including currency fluctuations or controls, expropriation, nationalization and confiscatory taxation. For a free Van Eck Gold & Money Funds prospectus, please call the number listed below. Please read the prospectus before investing.

[VAN ECK GLOBAL LOGO]

Van Eck Securities Corporation
99 Park Avenue, New York, NY 10016
http://www.vaneck.com

FOR ACCOUNT ASSISTANCE PLEASE CALL (800) 544-4653